UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 3, 2010

GENERAL MOTORS COMPANY

(Exact Name of Company as Specified in its Charter)

000-53930	DELAWARE	27-0756180
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan		48265-3000
(Address of Principal Executive Offices)		(Zip Code)

(313) 556-5000

(Company’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kent Kresa retired from the Board of Directors of General Motors Company (“GM”) on August 3, 2010. During the preceding year, Mr. Kresa turned 72 years old; GM’s corporate governance guidelines state the Board’s general policy that directors will not stand for re-election after reaching the age of 72.

Mr. Kresa’s retirement is described in the press release attached to this Form as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The GM Board of Directors approved the following amendments to its bylaws at the Board’s meeting on August 3, 2010, effective immediately:

•	Section 1.2 was amended to increase the minimum stock ownership required to qualify a stockholder or group of stockholders to call a special stockholder meeting from 15 percent to 25 percent.

•

Section 2.3 was amended to delete the specific description of how the dates of the Board’s regular meeting should be set and to authorize the Chairman of the Board to designate the dates of regular meetings.

•	Section 2.4 was amended to permit notice of a special meeting of the Board to be given less than 24 hours in advance as reasonable under the circumstances.

•

Section 3.4 was amended to delete the title and description of the Board’s Investment Funds Committee, which is now dissolved, and to insert a new title and description of the newly formed Finance and Risk Policy Committee.

•	Sections 3.1 and 6.5 were amended to delete references to the Investment Funds Committee and to insert references to the Finance and Risk Policy Committee in those places.

A complete copy of the bylaws as amended is attached to this Form as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of GM was held on August 3, 2010. No proxies were solicited in connection with this meeting.

Stockholders voted on the election of directors for the following year. The following individuals were elected: Daniel F. Akerson, David Bonderman, Erroll B. Davis, Jr., Stephen Girsky, E. Neville Isdell, Robert D. Krebs, Philip A. Laskawy, Kathryn V. Marinello, Patricia F. Russo, Carol M. Stephenson, Cynthia A. Telles, and Edward E. Whitacre, Jr. These individuals comprised the GM Board of Directors as previously reported to the Securities and Exchange Commission, except for Mr. Kresa, who retired from the Board on the date of the meeting.

There were no abstentions or broker non-votes. The final voting results were:

Nominee	Votes For	Votes Against	Votes Withheld
Daniel F. Akerson	500,000,000	0	0
David Bonderman	500,000,000	0	0
Erroll B. Davis, Jr.	500,000,000	0	0
Stephen J. Girsky	500,000,000	0	0
E. Neville Isdell	500,000,000	0	0
Robert D. Krebs	500,000,000	0	0
Philip A. Laskawy	500,000,000	0	0
Kathryn V. Marinello	500,000,000	0	0
Patricia F. Russo	500,000,000	0	0
Carol M. Stephenson	500,000,000	0	0
Cynthia A. Telles	500,000,000	0	0
Edward E. Whitacre, Jr.	500,000,000	0	0

No other matters were submitted to a vote of the stockholders.

Item 9.01.	Financial Statements and Exhibits

Number	Description

3.1	The bylaws of General Motors Company, as amended.

99.1	News release dated August 3, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Company)

Date: August 9, 2010	By:	/s/ Nick S. Cyprus
Nick S. Cyprus
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

Exhibit 3.1	Bylaws of General Motors Company	Attached as Exhibit

Exhibit 99.1	News release dated August 3, 2010	Attached as Exhibit